Exhibit 10.20

EXECUTION COPY

AMENDMENT No. 3 AND CONSENT
TO
CREDIT AGREEMENT

THIS AMENDMENT No. 3 AND CONSENT TO CREDIT AGREEMENT (this “Amendment”) dated as of May 28, 2004, is entered into among GLADSTONE BUSINESS LOAN, LLC, as the Borrower, GLADSTONE ADVISERS, INC. (the “Existing Servicer”), GLADSTONE MANAGEMENT CORPORATION (the “Successor Servicer”), CONCORD MINUTEMEN CAPITAL COMPANY, LLC (“Concord”) and PUBLIC SQUARE FUNDING LLC, as CP Lenders (collectively, the “CP Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (“CIBC”) and KEYBANK, NATIONAL ASSOCIATION (“KeyBank”), as Committed Lenders (collectively, the “Committed Lenders”), CIBC and KeyBank as Managing Agents (in such capacity, collectively the “Managing Agents”) and CIBC as Administrative Agent (in such capacity, the “Administrative Agent”).  Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Credit Agreement” referred to below.

PRELIMINARY STATEMENTS

A.                                   Reference is made to that certain Credit Agreement dated as of May 19, 2003 among the Borrower, Gladstone Advisers, Inc., as Servicer, the CP Lenders, the Committed Lenders, the Managing Agents and the Administrative Agent (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”).

B.                                     The parties hereto have agreed to amend certain provisions of the Credit Agreement upon the terms and conditions set forth herein.

SECTION 1.  Amendment.  Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree:

(i) to delete in its entirety the definition of “Commitment Termination Date” and to substitute in its entirety the following therefor:

Commitment Termination Date:  May 30, 2005 or such later date to which the Commitment Termination Date may be extended (if extended) in the sole discretion of the Lenders in accordance with the terms of Section 2.1(b).

SECTION 2.  Consent.  Subject to (x) the satisfaction of the conditions precedent set forth in Section 3 hereof and (y) the amendment of that certain Performance Guaranty dated as of May 19, 2003 issued by Gladstone Capital Corporation in favor of Gladstone Business Loan, LLC, replacing Gladstone Adviser, Inc. as Servicer with Gladstone Management Corporation, the parties hereto hereby consent to (i) the termination of Gladstone Advisers, Inc. as Servicer under the Credit Agreement on or around July 1, 2004 (the “Servicer Transition Date”), and (ii)

the appointment of Gladstone Management Corporation as the Successor Servicer as of the Servicer Transition Date.  From and after the Servicer Transition Date, the Successor Servicer agrees that it will perform in accordance with their terms all of the duties, obligations, and other undertakings which by the terms of the Credit Agreement and other Transaction Documents are required to be performed by it as Servicer, including, without limitation, Sections 12.9 and 12.10 of the Credit Agreement.

SECTION 3.  Representations and Warranties.  The Borrower hereby represents and warrants to each of the other parties hereto, that:

(a)                                  The Successor Servicer has equal or greater capability than that of the Existing Servicer in performing the duties and obligations of Servicer under the Credit Agreement;

(b)                                 this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and

(c)                                  on the date hereof, before and after giving effect to this Amendment, other than as amended or waived pursuant to this Amendment, no Early Termination Event or Unmatured Termination Event has occurred and is continuing.

SECTION 4.  Conditions Precedent.  This Amendment shall become effective on the first Business Day (the “Effective Date”) on which the Administrative Agent or its counsel has received counterpart signature pages of this Amendment, executed by each of the parties hereto.

SECTION 5.  Reference to and Effect on the Transaction Documents.

(a)                                  Upon the effectiveness of this Amendment, (i) each reference in the Credit Agreement to “this Credit Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby, and (ii) each reference to the Credit Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby.

(b)                                 Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Credit Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any Managing Agent or any Lender under the Credit Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

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SECTION 6.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 8.  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 9.  Fees and Expenses.   Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Administrative Agent, Managing Agents or Lenders in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent, Managing Agents or Lenders with respect thereto.

SECTION 10.  Bankruptcy Petitions Against Concord. Gladstone Management Corporation hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding commercial paper and any other debt securities of Concord rated, at the request of Concord, by an internationally recognized rating agency, it will not institute against, or join any other person in instituting against, Concord any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of any jurisdiction. This provision shall survive the termination of the Credit Agreement.

[Remainder of Page Deliberately Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

GLADSTONE BUSINESS LOAN, LLC

By:	/s/ David Gladstone
	Name:	David Gladstone
	Title:	Chairman

GLADSTONE ADVISERS, INC.

By:	/s/ David Gladstone
	Name:	David Gladstone
	Title:	Chairman

GLADSTONE MANAGEMENT CORPORATION

By:	/s/ David Gladstone
	Name:	David Gladstone
	Title:	Chairman

Signature Page to
Amendment No. 3 and Consent to Credit Agreement

CONCORD MINUTEMEN CAPITAL COMPANY, LLC

By:	/s/ Thomas J. Irvin
	Name:	Thomas J. Irvin
	Title:	Manager

CANADIAN IMPERIAL BANK OF COMMERCE, as a Committed Lender, Managing Agent and Administrative Agent

By:	/s/ Jeffrey C. Bazoian
	Name:	Jeffrey C. Bazoian
	Title:	Authorized Signatory

By:	/s/ Jim Lees
	Name:	Jim Lees
	Title:	Authorized Signatory

PUBLIC SQUARE FUNDING LLC

By:	/s/ Evelyn Echevarria
	Name:	Evelyn Echevarria
	Title:	Vice President

KEYBANK, NATIONAL ASSOCIATION, as a Committed Lender and Managing Agent

By:	/s/ Paul Henson
	Name:	Paul Henson
	Title:	Executive Vice President